UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2023

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, par value $0.001 per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2023, the stockholders of MicroStrategy Incorporated (the “Company”) approved the MicroStrategy Incorporated 2023 Equity Incentive Plan (the “Plan”) at the Company’s 2023 Annual Meeting of Stockholders. The Plan had been previously adopted by the Board of Directors of the Company (the “Board”), subject to stockholder approval, on April 13, 2023.

The Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards. All of the Company’s employees, officers, and directors, as well as consultants and advisors (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended, or any successor form), are eligible to receive awards under the Plan.

Pursuant to the terms of the Plan, the maximum number of shares of the Company’s Class A common stock, par value $0.001 per share (the “Class A Stock” ), that may be issued under the Plan to eligible participants, which include employees, officers, directors, consultants, and advisors of the Company, shall be the sum of (i) 200,000 shares of Class A Stock initially available for issuance under the Plan (the “New Shares”) and (ii) up to an additional 1,732,703 shares of Class A Stock consisting of (a) the shares of Class A Stock reserved for issuance under the Company’s 2013 Stock Incentive Plan (the “2013 Plan”) that remain available for grant as of May 23, 2023, and (b) the shares of Class A Stock subject to awards granted under the 2013 Plan that are outstanding as of May 23, 2023 and which expire, terminate or are otherwise surrendered, cancelled or forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right, including shares subject to awards granted under the 2013 Plan that are delivered (either by actual delivery, attestation or net exercise) to the Company by a participant to (i) purchase shares upon the exercise of such award or (ii) satisfy tax withholding obligations with respect to such awards, including shares retained from the award creating the tax obligation, subject, in the case of incentive stock options, to any limitations under the Internal Revenue Code of 1986, as amended.

The Board adopted the Plan in order to enhance the Company’s ability to attract, retain, and motivate persons who are expected to make important contributions to the Company and to provide such persons with equity ownership opportunities and performance-based incentives that are intended to better align their long-term interests with those of the Company’s stockholders.

No awards may be granted under the Plan after May 23, 2033, which is 10 years from the Plan’s effective date.

On May 30, 2023, the Board approved (i) a form of nonstatutory stock option agreement (the “Form Option Agreement”) for use in granting stock options under the Plan that are not intended to qualify as incentive stock options, (ii) a form of restricted stock unit agreement (the “Form RSU Agreement”) for use in granting restricted stock units under the Plan, and (iii) a form of performance stock unit agreement (the “Form PSU Agreement”) for use in granting performance stock units under the Plan, copies of which are filed as Exhibits 99.1, 99.2, and 99.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing brief description of the Plan is qualified in its entirety by the text of the Plan. A more detailed description of the Plan contained on pages 49 to 53 of the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on April 13, 2023, is incorporated herein by reference. A complete copy of the Plan is included as Appendix A to the Proxy Statement and is also incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 24, 2023, the Company held its 2023 Annual Meeting of Stockholders. The following proposals were adopted by the votes specified below.

			For	Withheld	Abstain	Broker Non-Votes
1.	To elect the following six (6) directors for the next year:
	Michael J. Saylor		21,583,186	1,765,525	—	2,743,609
	Phong Q. Le		22,619,975	728,736	—	2,743,609
	Stephen X. Graham		21,734,553	1,614,158	—	2,743,609
	Jarrod M. Patten		21,691,072	1,657,639	—	2,743,609
	Leslie J. Rechan		21,705,978	1,642,733	—	2,743,609
	Carl J. Rickertsen		21,117,962	2,230,749	—	2,743,609

			For	Against	Abstain	Broker Non-Votes
2.	To approve the Plan.		23,267,027	72,474	9,210	2,743,609

			For	Against	Abstain	Broker Non-Votes
3.	To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.		20,967,338	2,370,393	10,980	2,743,609

		3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
4.	To recommend, on an advisory, non-binding basis, holding future executive compensation advisory votes every three years, every two years, or every year.	19,979,484	26,476	3,334,286	8,465	2,743,609

			For	Against	Abstain	Broker Non-Votes
5.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.		26,021,339	36,811	34,170	—

After considering the advisory, non-binding recommendation of the Company’s stockholders to hold future advisory votes regarding the compensation of the Company’s named executive officers (“Say-on-Pay Votes”) every three years, the Board determined that the Company will hold a Say-on-Pay Vote every three years, with the next Say-on-Pay Vote to be held at the Company’s 2026 Annual Meeting of Stockholders. The next advisory stockholder vote on the frequency of future Say-on-Pay Votes will be held at the Company’s 2029 Annual Meeting of Stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Form Option Agreement.

99.2	Form RSU Agreement.

99.3	Form PSU Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2023	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Senior Executive Vice President & General Counsel